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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                         ------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

         Date of Report (Date of earliest event reported): July 26, 1996

                             UNITED MAGAZINE COMPANY
               (Exact Name of Registrant as Specified in Charter)


            Ohio                          0-2675                31-0681050
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


             5131 Post Road                                         43017
              Dublin, Ohio                                        (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (614) 792-0777


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The Form 8-K of United Magazine Company dated July 26, 1996, as amended, is being further amended to file as exhibits to such Form 8-K the documents listed in Item 7 below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   The following exhibits are included herein:

1. Agreement Purchase and Sale of Business Assets dated as of October 21, 1996, between Toman Distribution Services, Inc. and United Magazine Company.

2. Stock Transfer Agreement effective as of July 29, 1996, between Northern News Company and Arthur C. Foster, Sr.

3. Shareholder Voting Agreement among United Magazine Company, Ronald E. Scherer, Linda Scherer Talbott, Ohio Periodical Distributors, Inc., Wholesalers Leasing Corp., Northern News Company, Read-mor Book Stores, Inc., The Scherer Companies, the shareholders of The Stoll Companies, and the shareholders of Michiana News Service, Inc. dated as of October 9, 1996.

4. Statement of the Parties signed on behalf of The Stoll Companies, Michiana News Service, Inc., The Scherer Companies, Geo. R. Klein News Company, Central News Company, and Newspaper Sales, Inc., all dated January 1997.

5. Employment Agreement dated as of October 24, 1996, between Richard Stoll, Jr. and United Magazine Company.

6. Employment Agreement dated as of October 21, 1996, between Thaddeus A. Majerek and United Magazine Company.

7. Form of Management Agreement to be entered into between United Magazine Company, and Klein Management Co.

8. First Amendment to Amended and Restated Stock Transfer and Exchange Agreement effective as of August 1, 1996, among United Magazine Company, Ohio Periodical Distributors, Inc., and all of the shareholders of Ohio Periodical Distributors, Inc.


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        UNITED MAGAZINE COMPANY
                                        (Registrant)

Date: July 31, 1997                     By: /s/ Thomas L. Gerlacher
                                            ------------------------------------

                                        Name: Thomas L. Gerlacher
                                             -----------------------------------

                                        Title: Chief Financial Officer
                                              ----------------------------------


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                                  EXHIBIT INDEX

Exhibit No.                    Exhibit Description                      Page No.
-----------                    -------------------                      --------

   2(r)             Agreement Purchase and Sale of Business
                    Assets dated as of October 21, 1996, between Toman Distribution Services, Inc. and United
                    Magazine Company.

   2(s)             Stock Transfer Agreement effective as of July
                    29, 1996, between Northern News Company and
                    Arthur C. Foster, Sr.

   2(t) Shareholder Voting Agreement among United Magazine Company, Ronald E. Scherer, Linda Scherer Talbott, Ohio Periodical Distributors, Inc., Wholesalers Leasing Corp., Northern News Company, Read-mor Book Stores, Inc., The Scherer Companies, the shareholders of The Stoll Companies, and the shareholders of Michiana News Service, Inc. dated as of October 9, 1996.

   2(u) Statement of the Parties signed on behalf of The Stoll Companies, Michiana News Service, Inc., The Scherer Companies, Geo. R. Klein News Company, Central News Company, and Newspaper Sales, Inc., all dated January 1997.

   2(v)             Employment Agreement dated as of October 24,
                    1996, between Richard Stoll, Jr. and United
                    Magazine Company.

   2(w)             Employment Agreement dated as of October 21,
                    1996, between Thaddeus A. Majerek and United
                    Magazine Company.

   2(x) Form of Management Agreement to be entered into between United Magazine Company, and Klein Management Co.

   2(y) First Amendment to Amended and Restated Stock Transfer and Exchange Agreement effective as of August 1, 1996, among United Magazine Company, Ohio Periodical Distributors, Inc., and all of the shareholders of Ohio Periodical Distributors, Inc.


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